                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement             [ ] Confidential, For Use of the
                                                Commission Only (as permitted
[ ] Definitive Proxy Statement                  by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                            HOTCHKIS AND WILEY FUNDS
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

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    (2)  Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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                            HOTCHKIS AND WILEY FUNDS
                            (TOTAL RETURN BOND FUND)
                              (LOW DURATION FUND)
                     725 SOUTH FIGUEROA STREET, SUITE 4000
                         LOS ANGELES, CALIFORNIA 90017

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            ------------------------

To Our Shareholders:

     Notice is hereby given that a Special Meeting of the Shareholders of the Total Return Bond Fund and the Low Duration Fund, each a separate fund (collectively, the "Funds") of the Hotchkis and Wiley Funds (the "Trust"), will be held at 8:00 A.M., Los Angeles time, on September 11, 2000, at 725 South Figueroa Street, Suite 4000, Los Angeles, California 90017, for the following purposes:

     1. To approve the transfer of all or substantially all of each Fund's assets to a "master" fund in a "master/feeder" structure;

     2. To approve the proposed investment advisory and administration agreements;

     3. To amend each Fund's fundamental investment restriction relating to restrictions on investing in securities of a single issuer and securities of issuers in a single industry;

     4. To amend each Fund's fundamental investment restriction relating to investing in the voting securities of a single issuer;

     5. To amend each Fund's fundamental investment restriction relating to acting as an underwriter;

     6. To amend each Fund's fundamental investment restriction relating to making investments for the purpose of exercising control or management; and

     7. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Only shares of beneficial interest of the Funds of record at the close of business on July 14, 2000 are entitled to any notice of or to vote at this Meeting or any adjournment thereof. You are cordially invited to attend the Meeting. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. IF YOU HAVE BEEN PROVIDED WITH THE OPPORTUNITY ON YOUR PROXY CARD TO PROVIDE VOTING INSTRUCTIONS VIA TELEPHONE OR THE INTERNET, PLEASE TAKE ADVANTAGE OF THESE PROMPT AND EFFICIENT VOTING OPTIONS.

     If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor,
Shareholder Communications Corporation, at (800)                .

                                          Turner Swan
                                          Secretary
Dated: July   , 2000

                            HOTCHKIS AND WILEY FUNDS
                     725 SOUTH FIGUEROA STREET, SUITE 4000
                         LOS ANGELES, CALIFORNIA 90017

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This proxy statement is furnished by the Board of Trustees of the Hotchkis and Wiley Funds (the "Trust") in connection with its solicitation of proxies for use at a Special Meeting of Shareholders of the Total Return Bond Fund and the Low Duration Fund, each a separate fund of the Trust (collectively, the "Funds") to be held at 8:00 A.M., Los Angeles time, on September 11, 2000 at 725 South Figueroa Street, Suite 4000, Los Angeles, California 90017. It is expected that the Notice of Special Meeting, Proxy Statement and form of Proxy will first be mailed to shareholders on or about July 27, 2000. The purposes of the Meeting are as follows: (1) to authorize the transfer of each Fund's assets to a "master" fund in exchange for shares of the master fund, creating a "master/feeder" structure; (2) to approve an investment advisory and administration agreement in anticipation of the master/feeder reorganization;
(3) to approve an amendment to the fundamental investment restriction relating to restrictions on investing in securities of a single issuer and securities of issuers in the same industry; (4) to approve an amendment to the fundamental investment restriction relating to the ability to invest in the voting securities of a single issuer; (5) to approve an amendment to the fundamental investment restriction relating to acting as an underwriter; and (6) to approve an amendment to the fundamental investment restriction relating to making investments for the purpose of exercising control or management. Approval of Proposal 1 by a Fund will require the approval of a majority of the shares of the Fund represented at the Meeting, provided a quorum is present. A quorum is one-third of the shares of a Fund entitled to vote. Approval of Proposals 2 through 6 by a Fund will require the affirmative vote of the lesser of (i) 67% of the shares represented at the Meeting at which more than 50% of the Fund's outstanding shares are represented or (ii) more than 50% of the Fund's outstanding shares.

     If the accompanying form of Proxy is executed properly and returned, shares represented by such Proxy will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted for each of the Proposals. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Trust, by submission of a new and different Proxy or by voting the shares in person or by duly appointed agent at the Meeting. If sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all the shares they are entitled to vote with respect to each item, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment.

     If a Proxy that is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the shares represented thereby will be considered not to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business and will be deemed not cast with respect to such Proposal. A properly executed and returned Proxy marked with an abstention will be considered present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business. Abstentions and broker "non-votes" do not constitute a vote "for" or "against" the matter, but have the effect of a negative vote on matters which require approval by a requisite percentage of the outstanding shares.

     The close of business on July 14, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the
Meeting. On that date, the Trust had                shares of beneficial
interest outstanding, of which                were shares of the Total Return
Bond Fund

(               shares of the Investor Class and                shares of the
Distributor Class) and                were shares of the Low Duration Fund
(               shares of the Investor Class and                shares of the
Distributor Class). Shareholders of each Class vote together, and each share will be entitled to one vote at the Meeting.

     Persons and groups known by management to own beneficially 5% or more of
either Fund as of June 30, 2000 are                . As of such date, the
officers and Trustees of the Trust (as a group) owned less than 1% of the outstanding share of each Fund.

     The expenses of preparation, printing and mailing of the enclosed forms of proxy and accompanying Notice and Proxy Statement will be borne by the Funds in proportion to their relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of the shares of the Funds. The Funds have retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to aid in the solicitation of proxies, at an aggregate cost of
approximately $          , plus out-of-pocket expenses.

     THE TRUST WILL FURNISH TO SHAREHOLDERS, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT UPON REQUEST, WITHIN THREE BUSINESS DAYS. REQUESTS MAY BE DIRECTED TO THE TRUST'S INVESTOR INFORMATION DEPARTMENT, TOLL FREE AT (800) 236-4479.

                                   PROPOSAL 1

                       TRANSFER OF ASSETS TO MASTER FUND

     At the request of the Trust's investment adviser, the Board of Trustees has approved a proposal, subject to approval as to each Fund by that Fund's shareholders, to transfer all or substantially all of the Fund's assets to another entity known in the investment company industry as a "master" fund in a "master/feeder" structure.

     In a master/feeder structure, a fund (the "Feeder Fund") sells its shares to public investors under the terms of its prospectus. Instead of investing the money it obtains from those sales directly in securities and other investments, however, it invests all of those assets in another fund (the "Master Fund") with substantially the same investment objectives and policies in return for shares in that Master Fund. The Master Fund then invests the assets in a portfolio of securities and other investments. Because the shareholders of the Feeder Fund own an indirect interest in the Master Fund, their investment has the same performance as the Master Fund's portfolio. Since any number of Feeder Funds can invest their assets in a single Master Fund, a master/feeder structure permits greater pooling of assets than does a stand-alone fund. This ability to pool assets may, in turn, allow the Master Fund to achieve increased economies of scale and efficiencies in portfolio management. The master/feeder structure may also permit greater investor access to a single Master Fund portfolio, since any number of separate Feeder Funds with separate identities, management, fee structures and/or distribution channels can all invest in the same Master Fund. Like the funds of the Trust, Master Funds also can be separate portfolios of a master trust, each with different investment objectives and policies. Each Fund proposes to convert to a Feeder Fund by contributing its assets to a Master Fund which is a portfolio of a master trust (the "Master Trust"). The Total Return Bond Fund will contribute its assets to the Total Return Bond Master Portfolio of the Master Trust, and the Low Duration Fund to the Low Duration Master Portfolio of the Master Trust in return for an interest therein. This avoids transaction costs and, if proper procedures are followed, also avoids the recognition of taxable gain or loss. Approval of Proposal 1 by the shareholders of a Fund would permit the Fund to be converted to a Feeder Fund by transferring its assets to the applicable Master Fund in exchange for shares in that Master Fund.

     The investment adviser believes that, generally, the larger the pool of assets, the more efficiently and cost-effectively it can be managed. Because a Master Fund pools the assets of multiple Feeder Funds, it provides an effective means of creating larger asset pools. As discussed above, the primary motivation for considering a master/feeder structure is to seek to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and distribution channels at the Feeder Fund level. The Trustees' proposal to transfer all or substantially all of each Fund's assets to a separate Master

Fund, thus converting each Fund into a Feeder Fund, is based upon the Trustees' determination that it would be in the best interests of both the Fund and its shareholders.

     Because investment advisory services are provided at the Master Fund level, a Fund will no longer have an investment adviser if it converts to a Feeder Fund. Each Master Fund will pay its investment adviser an investment advisory fee based upon its net assets. If a Fund converts to a master/feeder fund structure, whenever the Master Fund holds a vote of its Feeder Funds, the Fund will either pass the vote through to its own shareholders or vote the shares of the Master Fund held by it in the same proportion as the votes of all other Feeder Funds. If some of the Feeder Funds are larger than a Fund, these other Feeder Funds would have more voting power than the Fund over the operations of the Master Fund.

     REQUIRED VOTE. Approval of Proposal 1 as to a Fund requires the approval of a majority of the shares of the Fund represented at the Meeting, provided a quorum is present. A quorum is one-third of the shares of a Fund represented at the Meeting.

     THE TRUSTEES RECOMMEND THAT THE RESPECTIVE SHAREHOLDERS OF EACH FUND VOTE FOR THE PROPOSAL TO TRANSFER ALL OR SUBSTANTIALLY ALL OF THE FUND'S ASSETS TO A MASTER FUND, TO PERMIT THE REORGANIZATION OF EACH SUCH FUND INTO A MASTER/FEEDER STRUCTURE.

                                   PROPOSAL 2

               APPROVAL OR DISAPPROVAL OF THE PROPOSED INVESTMENT
                     ADVISORY AND ADMINISTRATION AGREEMENTS

     In anticipation of the master/feeder reorganization of each Fund described above and in order to ensure the continuity of the investment advisory and administrative services provided to each Fund and to each Master Fund under such an arrangement, shareholders of each Fund are being asked to consider approval or disapproval of the proposed agreements applicable to that Fund as described below. Shareholders of a Fund may only vote on the proposed agreements applicable to that Fund together and not on each proposed agreement individually.

     The aggregate annual rate of compensation payable under the current agreements will remain the same under the proposed agreements. See "Compensation and Expenses" below. The services to be provided to the Funds and the two Master Funds under the proposed agreements will be identical to the services provided to the Funds under the current agreements. See "Summary of Current Advisory Agreements and Proposed Advisory and Administration Agreements" below.

SUMMARY OF CURRENT ADVISORY AGREEMENTS AND PROPOSED ADVISORY AND ADMINISTRATION AGREEMENTS

     Mercury Advisors (the "Adviser") is the investment adviser to each Fund. The Adviser was formerly known as Hotchkis and Wiley, a division of Merrill Lynch Asset Management, L.P. ("MLAM"). In connection with a global rebranding of the Merrill Lynch asset management group, MLAM changed its name to Merrill Lynch Investment Managers, L.P. ("MLIM") as of June 30, 2000. As part of the rebranding, Hotchkis and Wiley will no longer be a division of the Adviser. Mercury Advisors is a "doing business as" name used by MLIM in its capacity as investment adviser of the Funds.

     Pursuant to separate investment advisory agreements between the Adviser and the Trust on behalf of each Fund, the Adviser provides investment advisory and administrative services to these Funds. The current investment advisory agreements are collectively referred to in this Proposal 2 as the "Current Advisory Agreements." Certain information regarding the Current Advisory Agreements is set forth below.

                                                                   DESCRIPTION OF BOARD
                                         DATE CURRENT ADVISORY      ACTION TAKEN WITH
                                           AGREEMENT WAS LAST       RESPECT TO CURRENT
                                        SUBMITTED TO SHAREHOLDER    ADVISORY AGREEMENT
                    DATE OF CURRENT     VOTE AND PURPOSE OF SUCH   DURING THE PRECEDING
      FUND         ADVISORY AGREEMENT          SUBMISSION              FISCAL YEAR
      ----         ------------------   ------------------------   --------------------
Low Duration       November 12, 1996     September 27, 1996           Continued
                                         (change in control of
                                         Adviser)
Total Return Bond  November 12, 1996     September 27, 1996           Continued
                                         (change in control of
                                         Adviser)

     If the shareholders of a Fund approve Proposal 1, the Fund will transfer all of its assets to a corresponding Master Fund in exchange for shares of that Master Fund (the Total Return Bond Fund to the Total Return Bond Master Portfolio and the Low Duration Fund to the Low Duration Master Portfolio). Simultaneously with these transfers, both Master Funds will enter into separate investment advisory agreements with Fund Asset Management, L.P., an affiliate of the Adviser ("FAM") (each a "Proposed Advisory Agreement") and each Fund will enter into a separate administration agreement with FAM (each a "Proposed Administration Agreement"). Pursuant to the Proposed Advisory Agreements, FAM will provide investment advisory and administrative services to both Master Funds. Pursuant to the Proposed Administration Agreements, FAM will provide administrative services or arrange for the provision of such services to each Fund. The Proposed Advisory Agreements and the Proposed Administration Agreements are collectively referred to in this Proposal 2 as the "Proposed Agreements."

     The only material differences between the Proposed Agreements and the Current Advisory Agreements are: (i) the assets to be managed and administered will be held by two Master Funds rather than by each Fund and (ii) instead of the Adviser providing investment advisory and administrative services to the Funds pursuant to investment advisory agreements, FAM, an affiliate of the Adviser, will: (a) provide investment advisory and administrative services to each Master Fund pursuant to separate investment advisory agreements, and (b) provide administrative services to each Fund pursuant to separate administration agreements. Except for Roger DeBard who will be retiring from the Adviser as of August 18, 2000, the current portfolio managers of the Low Duration Fund and the Total Return Bond Fund will serve as portfolio managers of the Low Duration Master Portfolio and the Total Return Bond Master Portfolio, respectively.

     THE SERVICES TO BE PROVIDED BY FAM TO THE FUNDS AND THE MASTER FUNDS UNDER THE PROPOSED AGREEMENTS WILL BE IDENTICAL TO THE SERVICES PROVIDED BY THE ADVISER TO THE FUNDS UNDER THE CURRENT ADVISORY AGREEMENTS. AS DESCRIBED BELOW, THE AGGREGATE ANNUAL RATE OF COMPENSATION TO BE PAID UNDER THE PROPOSED AGREEMENTS IS THE SAME AS THE AGGREGATE ANNUAL RATE OF COMPENSATION PAYABLE UNDER THE CURRENT ADVISORY AGREEMENTS.

     Except for FAM (instead of the Adviser) serving as the named investment adviser to the Master Fund in which each Fund will invest all of its net assets, the advisory and administrative personnel providing services to each Master Fund under the master/feeder structure will remain the same as those currently providing such services to the Funds (with the exception of Mr. DeBard who will be retiring). FAM and the Adviser have common officers and employees and are both owned and controlled by the same entities. FAM has advised the Trustees that the change in the investment adviser will not result in different portfolio management or day-to-day operations for the Master Funds in which the Funds will invest their net assets.

TERMS OF THE PROPOSED AGREEMENTS

     Copies of the forms of Proposed Advisory Agreement and Proposed Administration Agreement relating to the Low Duration Master Portfolio and the Low Duration Fund are attached hereto as Exhibit A and Exhibit B. The Proposed Administration Agreement for the Total Return Bond Fund is identical to that for the Low Duration Fund; the Proposed Advisory Agreement for the Total Return Bond Master Portfolio is identical to that for the Low Duration Master Portfolio, with the exception of the fee payable thereunder. Set forth below is a description of the services to be provided under those agreements along with certain other information relating to those agreements.

     Description of Services to be Provided under the Proposed Agreements. Under the Proposed Advisory Agreements, FAM will provide investment research and investment advice to both Master Funds. Subject to certain restrictions, FAM will determine whether to purchase, sell or exchange portfolio securities and will fix the relative asset allocations for each Master Fund. FAM also will perform certain management and administrative services necessary for the operation of the Master Funds. Under the Proposed Administration Agreements, FAM will perform administrative services necessary for the operation of the Funds, including (i) preparing and filing reports and other documents required by federal, state and other applicable laws and regulations, (ii) preparing proxy materials, and (iii) overseeing the performance of administrative and professional services rendered to the Funds by their respective service providers.

     Duration and Termination of the Proposed Agreements. If a Fund's shareholders approve the applicable Proposed Agreements at the Meeting, such Proposed Agreements will commence on the date that the Fund transfers its assets to the corresponding Master Fund. Unless earlier terminated as described below, such Proposed Agreements will remain in effect for a period of two years from that date and thereafter will continue in effect from year to year if approved annually (a) by a majority of the Trustees or by a majority of the outstanding shares of a Fund or Master Fund, as applicable, and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act")) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by vote of the shareholders of the applicable Master Fund or a Fund, as applicable.

COMPENSATION AND EXPENSES

     AS STATED ABOVE, THE AGGREGATE ANNUAL RATE OF COMPENSATION PAYABLE UNDER THE CURRENT AGREEMENTS IS THE SAME AS THE AGGREGATE ANNUAL RATE OF COMPENSATION TO BE PAID UNDER THE PROPOSED AGREEMENTS. IN THE EVENT FAM SEEKS TO INCREASE THE AGGREGATE ANNUAL RATE OF COMPENSATION TO BE PAID UNDER THE PROPOSED AGREEMENTS IN THE FUTURE, THE TRUSTEES OF THE MASTER FUND AND THE AFFECTED FUND AND THE SHAREHOLDERS OF THE AFFECTED MASTER FUND AND THE AFFECTED FUND MUST APPROVE SUCH INCREASES.

     As compensation for the Adviser's investment advisory and administrative services to the Low Duration Fund and the Total Return Bond Fund under the Current Advisory Agreements applicable to those Funds, the Adviser receives monthly fees at an annual rate of .46% and .55% of the average daily net assets of those Funds, respectively.

     Pursuant to the Proposed Advisory Agreements, FAM will receive monthly fees for the provision of investment advisory and administrative services to (i) the Master Fund that holds the assets of the Low Duration Fund at an annual rate of 0.21% of average daily net assets, and (ii) the Master Fund that holds the assets of the Total Return Bond Fund at an annual rate of 0.30% of average daily net assets. As compensation for FAM's administrative services to the Low Duration and Total Return Bond Funds under the Proposed Administration Agreements, FAM will receive a monthly fee for administrative services at an annual rate of 0.25% of the average daily net assets of the Low Duration and Total Return Bond Funds, respectively.

     Certain information relating to the investment advisory fees payable by the Funds under the Current Agreements and the proposed investment advisory fees and administration fees to be paid by the Funds and the Master Funds, as applicable, under the Proposed Agreements is set forth below.

                                                                                    PROPOSED FEES
                                                                  -------------------------------------------------
                                                                                                         TOTAL
                                          CURRENT FEES                                                 INVESTMENT
                                 ------------------------------                                       ADVISORY AND
                                   INVESTMENT                       INVESTMENT      ADMINISTRATION   ADMINISTRATION
                                 ADVISORY FEE AS    AGGREGATE     ADVISORY FEE AS      FEE AS A         FEE AS A
                                 A PERCENTAGE OF    AMOUNT OF     A PERCENTAGE OF   PERCENTAGE OF    PERCENTAGE OF
                                  AVERAGE DAILY     INVESTMENT     AVERAGE DAILY    AVERAGE DAILY    AVERAGE DAILY
             FUND                  NET ASSETS      ADVISORY FEE     NET ASSETS        NET ASSETS       NET ASSETS
             ----                ---------------   ------------   ---------------   --------------   --------------
Low Duration...................       0.46%         $1,798,824         0.21%             0.25%            0.46%
Total Return Bond..............       0.55%         $  730,843         0.30%             0.25%            0.55%

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# For the fiscal year ended June 30, 2000. The Adviser voluntarily waived
  $524,134 and $358,311 of the investment advisory fee of the Low Duration and Total Return Bond Funds, respectively.

THE TRUSTEES' CONSIDERATIONS

     In their consideration of the Proposed Agreements, the Trustees received information relating to, among other things, alternatives to the present agreements and the nature, quality and extent of the advisory and other services to be provided to the Master Funds by FAM and the Adviser. The non-interested Trustees also considered the quality of the personnel providing investment advisory services to the Funds, representations made by FAM and the Adviser that there will be no material adverse change in the services provided to the Funds and the Master Funds after the restructuring of each Fund into a "master/feeder" structure, the relative profitability of the present agreements to the Adviser, and information about the services to be performed and the personnel who will perform such services under the Proposed Agreements. The non-interested Trustees were advised by counsel in connection with their review of the Proposed Agreements.

PAYMENTS TO AFFILIATES OF FAM AND THE ADVISER BY THE FUNDS

     Effective July 1, 2000, the Adviser began providing accounting services to each Fund at its cost and each Fund began reimbursing the Adviser for these accounting services. Prior to this time, these services were provided by Firstar Mutual Fund Services, LLC, which is not affiliated with the Adviser. After approval of the Proposed Agreements, FAM will provide or arrange for the provision of these services to each Master Fund and to each Fund.

     Effective July 10, 2000, Financial Data Services, Inc. ("FDS"), an affiliate of FAM and the Adviser, began acting as the transfer agent for each Fund pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, FDS is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. After the approval of the Proposed Agreements, FDS will continue to provide or arrange for the provision of these services to each Fund.

     Each Fund makes payments to certain intermediaries such as fund "supermarket" programs for sub-transfer agency services they perform for Fund shareholders investing through these entities. These services include account maintenance services. Payments to affiliates of the Adviser during the fiscal year ended June 30, 2000 for these sub-transfer agency services for the Low Duration and Total Return Bond Funds totaled $4,344 and $38,321, respectively.

     Each Fund has adopted a distribution plan for its Distributor Class shares pursuant to Rule 12b-1 under the Investment Company Act (the "Distribution Plan"). The Distribution Plan provides for the payment of distribution fees to FAM Distributors, Inc. (formerly known as Princeton Funds Distributor, Inc.) (the "Distributor") to compensate the Distributor for the performance of certain distribution services at an annual rate of 0.25% of the average daily net assets of the Distributor Class shares. After approval of the Proposed Agreements, the Distributor will continue to provide the distribution and account maintenance services to the

Funds. Information relating to the fees paid to the Distributor by the Funds pursuant to the Distribution Plan is set forth below for the fiscal year ended June 30, 2000.

                                                               AMOUNT PAID TO
                                                                 DISTRIBUTOR
                          FUND                             UNDER DISTRIBUTION PLAN
                          ----                             -----------------------
Low Duration.............................................          $15,935
Total Return Bond........................................          $46,828

     Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") is an affiliated person, as defined in the Investment Company Act, of FAM and the Adviser because MLPF&S, FAM and the Adviser are under the common control of Merrill Lynch & Co., Inc. ("ML&Co."). No brokerage commissions or mark-ups were paid by either Fund, including commissions to MLPF&S, for the fiscal year ended June 30, 2000.

INFORMATION RELATING TO FAM AND THE ADVISER

     FAM and the Adviser are each organized as a limited partnership. The general partner of each of FAM and the Adviser is Princeton Services, Inc. ("Princeton Services"). The limited partner of each of FAM and the Adviser is ML&Co. Princeton Services is a wholly-owned subsidiary of Merrill Lynch Group, Inc. ("Merrill Lynch Group"). Merrill Lynch Group is a wholly-owned subsidiary of ML&Co. ML&Co. and Princeton Services control FAM and the Adviser through their ownership of the voting securities of FAM and the Adviser and their power to exercise a controlling influence over the management and policies of FAM and the Adviser.

     Jeffrey M. Peek is the President of FAM and the Adviser. Mr. Peek also serves as President and Director of Princeton Services and Executive Vice President of ML&Co. The address of Mr. Peek, FAM, the Adviser and Princeton Services is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of ML&Co. and Merrill Lynch Group is 4 World Financial Center, New York, New York 10080.

     The name of each officer or Trustee of the Trust who is an officer, employee or director of FAM or the Adviser is set forth below:

                                                                         PRINCIPAL
                                                                     OCCUPATION DURING
             NAME                        OFFICE                       PAST FIVE YEARS
             ----                        ------                      -----------------
Michael D. Baxter..............  Trustee                   Co-Head of the Adviser (since 1999);
                                                           Managing Director of the Adviser
                                                           (since 1996); Partner of the Adviser
                                                           (1994 - 1996).
Nancy D. Celick................  President                 Chief Administrative Officer of the
                                                           Adviser (since 1998); Chief Financial
                                                           Officer of the Adviser (1993 - 1998).
Mark D. Cone...................  Vice President            Vice President of the Adviser; Retail
                                                           Account Manager, Neuberger & Berman
                                                           (1991 - 1994).
Nigel Hurst-Brown..............  Trustee                   Co-Head of the Adviser (since 1999);
                                                           Managing Director of Merrill Lynch
                                                           Mercury Asset Management (since
                                                           1998); Director of Mercury Asset
                                                           Management Group Plc. (since 1990).
Donald Burke...................  Vice President,           Senior Vice President and Treasurer
                                 Treasurer, Principal      of MLIM and FAM (since 1999); Senior
                                 Financial and             Vice President and Treasurer of
                                 Accounting Officer        Princeton Services (since 1999); Vice
                                                           President of FAM Distributors, Inc.
                                                           (since 1999); First Vice President of
                                                           MLIM and FAM (1990 - 1997).

                                                                         PRINCIPAL
                                                                     OCCUPATION DURING
             NAME                        OFFICE                       PAST FIVE YEARS
             ----                        ------                      -----------------
Gracie Fermelia................  Vice President,           Director of the Adviser (since 2000);
                                 Assistant Secretary       Vice President of the Adviser (since
                                 and Assistant             1994).
                                 Treasurer
Anna Marie S. Lopez............  Assistant Treasurer,      Compliance Officer of the Adviser
                                 Assistant Secretary       (since 1997); Manager, Price
                                                           Waterhouse (1991 - 1997).
Turner Swan....................  Secretary                 Attorney with the Adviser (since
                                                           1997); Attorney, Sheppard, Mullin,
                                                           Richter & Hampton LLP (1995 - 1997);
                                                           Attorney, Trout Trading Management
                                                           Company Ltd. (1993 - 1995).

INFORMATION RELATING TO SIMILAR FUNDS

     FAM and the Adviser are the investment advisers for other investment companies with investment objectives that are similar to the Funds (collectively, the "Similar Funds"). The following table provides certain information relating to each Similar Fund for its most recently completed fiscal period.

                                                                   ANNUAL RATE OF
                                             NET ASSETS AS OF    INVESTMENT ADVISORY
              SIMILAR FUND                    MARCH 31, 2000      OR MANAGEMENT FEE     ADMINISTRATION FEE
              ------------                   ----------------    -------------------    ------------------
                                                  (000)
Merrill Lynch Adjustable Rate Securities
  Fund...................................       $   81,019               .40%                  N/A
Merrill Lynch Corporate Bond Fund --
  Investment Grade.......................       $1,217,006               .36%(a)               N/A
Merrill Lynch Intermediate Government
  Bond Fund..............................       $   77,860               .40%                  N/A
Merrill Lynch U.S. Government Mortgage
  Fund...................................       $1,417,038               .47%(b)               N/A

---------------
(a) This Similar Fund pays a monthly fee at an annual rate of 0.50% of the
    average daily net assets of the Fund not exceeding $250 million,      % of
    average daily net assets in excess of $250 million but not exceeding $500
    million,      % of average daily net assets in excess of $500 million but not exceeding $750 million and 0.35% of average daily net assets in excess of $750 million.
(b) This Similar Fund pays a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund not exceeding $500 million, 0.475% of average daily net assets in excess of $500 million but not exceeding $1 billion, 0.45% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion, 0.425% of average daily net assets in excess of $1.5 billion but not in excess of $2 billion, 0.40% of average daily net assets in excess of $2 billion but not in excess of $2.5 billion, 0.375% of average daily net assets in excess of $2.5 billion but not in excess of $3.5 billion, 0.35% of average daily net assets in excess of $3.5 billion but not in excess of $5 billion, 0.325% of average daily net assets in excess of $5 billion but not in excess of $6.5 billion and 0.30% of average daily net assets in excess of $6.5 billion.

     REQUIRED VOTE. Each Fund's proposed investment advisory agreement and administration agreement together require the approval of a "majority" of each such Fund's outstanding voting securities. Under the Investment Company Act, a majority of a Fund's outstanding voting securities is defined as the lesser of
(i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or
(ii) more than 50% of the Fund's outstanding voting securities. If the Proposal is not approved with respect to a Fund, the Fund will not invest in the Master Fund.

     THE TRUSTEES RECOMMEND THAT THE RESPECTIVE SHAREHOLDERS OF EACH FUND VOTE FOR THE PROPOSAL TO APPROVE THE PROPOSED INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS.

                                PROPOSALS 3 - 6

                      AMENDMENT OF INVESTMENT RESTRICTIONS

     In conjunction with the proposal to transfer each Fund's assets to a Master Fund, the Trustees also approved amendments to certain investment restrictions which otherwise would have prohibited investing in a Master Fund. These amendments require the prior approval of a Fund's shareholders in order to take effect as to that Fund.

     If approved by shareholders, the following investment restrictions would be amended by adding express authority for each Fund to invest its assets in an open-end management investment company, or a portfolio thereof, with substantially the same investment objective(s) and policies as the Fund (proposed additional language is in bold face, italicized type):

Except as noted, none of the Funds may:

(PROPOSAL 3)

     1. Purchase any security, other than obligations of the U.S. Government, its agencies, or instrumentalities ("U.S. Government securities"), if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer; or (ii) more than 25% of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry; PROVIDED THAT THE [TOTAL RETURN BOND FUND/LOW DURATION FUND] MAY INVEST ALL OF ITS ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY, OR PORTFOLIO THEREOF, WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE(S) AND POLICIES AS THE FUND, WITHOUT REGARD TO THE LIMITATIONS SET FORTH IN THIS PARAGRAPH.

(PROPOSAL 4)

     5. Purchase any security (other than U.S. Government securities) if as a result, with respect to 75% of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer; PROVIDED THAT THE [TOTAL RETURN BOND FUND/LOW DURATION FUND] MAY INVEST ALL OF ITS ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY, OR PORTFOLIO THEREOF, WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE(S) AND POLICIES AS THE FUND, WITHOUT REGARD TO THE LIMITATIONS SET FORTH IN THIS PARAGRAPH.

(PROPOSAL 5)

     7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws; PROVIDED THAT THE PURCHASE BY THE [TOTAL RETURN BOND FUND/LOW DURATION FUND] OF SECURITIES ISSUED BY AN OPEN-END MANAGEMENT INVESTMENT COMPANY, OR A PORTFOLIO THEREOF, WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE(S) AND POLICIES AS THE FUND SHALL NOT CONSTITUTE AN UNDERWRITING FOR PURPOSES OF THIS PARAGRAPH.

(PROPOSAL 6)

     8. Make investments for the purpose of exercising control or management; PROVIDED THAT THE [TOTAL RETURN BOND FUND/LOW DURATION FUND] MAY INVEST ALL OF ITS ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY, OR PORTFOLIO THEREOF, WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE(S) AND POLICIES AS THE FUND, WITHOUT REGARD TO THE LIMITATIONS SET FORTH IN THIS PARAGRAPH.

     REQUIRED VOTE. Each amended investment restriction for each Fund requires the approval of a "majority" of each such Fund's outstanding voting securities. Under the Investment Company Act, a majority of a Fund's outstanding voting securities is defined as the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities. If a Proposal is not approved with respect to any Fund, the Fund will not be able to invest in a Master Fund.

     THE TRUSTEES RECOMMEND THAT THE RESPECTIVE SHAREHOLDERS OF EACH FUND VOTE FOR PROPOSALS 3 THROUGH 6.

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Trust.

                             SHAREHOLDER PROPOSALS

     As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders and the Trustees currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust hereinafter called must be received by the Trust a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

                                          Turner Swan
                                          Secretary

Dated: July   , 2000

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                       EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made as of the      day of                , 2000, by and between
FUND ASSET MANAGEMENT MASTER TRUST, a Delaware business trust (hereinafter referred to as the "Trust"), and FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership (the "Investment Adviser").

                                  WITNESSETH:

     WHEREAS, the Trust intends to engage in business as an open-end, diversified, management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

     WHEREAS, the Investment Adviser is engaged principally in rendering management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Trust desires to retain the Investment Adviser to render
management and investment advisory services to the           Master Portfolio of
the Trust in the manner and on the terms hereinafter set forth; and

     WHEREAS, the Investment Adviser is willing to provide management and
investment advisory services to the           Master Portfolio of the Trust on
the terms and conditions hereinafter set forth; and

     WHEREAS, the           Master Portfolio of the Trust serves as the "master"
portfolio for one or more "feeder" funds (each, a "Fund") that invest all of
their assets in the           Master Portfolio of the Trust and that have the
same investment objective and policies as the           Master Portfolio of the
Trust.

     NOW, THEREFORE, in consideration of the promises and the covenants hereinafter contained, the Trust and the Investment Adviser hereby agree as follows:

                                   ARTICLE I

                        DUTIES OF THE INVESTMENT ADVISER

     The Trust hereby employs the Investment Adviser to act as a manager and
investment adviser of the           Master Portfolio of the Trust and to
furnish, or arrange for affiliates to furnish, the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Trustees of the Trust, for the period and on the terms and conditions set forth in this Agreement. The Investment Adviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Adviser and its affiliates shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed agents of the Trust.

          (a) Management Services. The Investment Adviser shall perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Trust including administering shareholder accounts and handling shareholder relations for the Trust. It is understood that the Investment Adviser or its affiliates may enter into separate agreements with each Fund for the provision of management and administrative services necessary for the operation of each Fund. The Investment Adviser shall provide the Trust with office space, facilities, equipment and necessary personnel and such other services as the Investment Adviser, subject to review by the Board of Trustees, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Investment Adviser shall also, on behalf of the Trust, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Investment Adviser shall generally monitor the Trust's compliance with investment policies and restrictions as set forth in the current registration statement relating to the Trust under the Investment Company Act (the "Registration Statement"). The Investment Adviser shall make reports to the Board of Trustees of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Trust as it shall determine to be desirable.

          (b) Investment Advisory Services. The Investment Adviser shall provide (or arrange for the provision by affiliates of) the Trust with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the
               Master Portfolio of the Trust, shall furnish continuously an
     investment program for the           Master Portfolio of the Trust and
     shall determine from time to time which securities shall be purchased, sold
     or exchanged and what portion of the assets of the           Master
     Portfolio of the Trust shall be held in the various securities in which the
               Master Portfolio of the Trust invests or cash, subject always to the restrictions set forth in the Declaration of Trust and the By-Laws of the Trust, as amended from time to time, the provisions of the Investment
     Company Act and the statements relating to the           Master Portfolio
     of the Trust's investment objectives, investment policies and investment restrictions as the same are set forth in the Registration Statement. The
     Investment Adviser shall make decisions for the           Master Portfolio
     of the Trust as to the manner in which voting rights, rights to consent to
     corporate action and any other rights pertaining to the           Master
     Portfolio of the Trust's portfolio securities shall be exercised. Should the Board of Trustees at any time, however, make any definite determination as to investment policy and notify the Investment Adviser thereof in writing, the Investment Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Adviser shall take, on behalf of the Trust, all actions which it deems necessary to implement the investment policies determined as provided above and, in particular, to place all orders for the purchase or sale of portfolio securities for the Trust's account with brokers or dealers selected by it, and to that end, the Investment Adviser is authorized as the agent of the Trust to give instructions to the Custodian of the Trust as to deliveries of securities and payments of cash for the account of the Trust. In connection with the selection of such brokers or dealers and the placing of such orders with respect to assets of the Trust, the Investment Adviser is directed at all times to seek to obtain execution and prices within the policy guidelines determined by the Board of Trustees as set forth in the Registration Statement. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Investment Adviser may select brokers or dealers with which it or the Trust is affiliated.

          (c) Affiliated Sub-Advisers. In carrying out its responsibilities hereunder, the Investment Adviser may employ, retain or otherwise avail itself of the services of other persons or entities including without limitation, affiliates of the Investment Adviser, on such terms as the Investment Adviser shall determine to be necessary, desirable or appropriate. However, if the Investment Adviser chooses to retain or avail itself of the services of another person or entity to manage assets of the Trust, such other person or entity must be (i) an affiliate of the Investment Adviser, (ii) retained at the Investment Adviser's own cost and expense, and (iii) retained subject to the requirements of Section 15 of the Investment Company Act. Retention of one or more affiliated sub-advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of the Investment Adviser under this Agreement and the Investment Adviser shall be responsible for all acts and omissions of such affiliated sub-advisers, or other persons or entities, in connection with the performance of the Investment Adviser's duties hereunder.

          (d) Notice Upon Change in Partners of the Investment Adviser. The Investment Adviser is a limited partnership and its limited partner is Merrill Lynch & Co., Inc. and its general partner is Princeton Services, Inc. The Investment Adviser will notify the Trust of any change in the membership of the partnership within a reasonable time after such change.

                                   ARTICLE II

                       ALLOCATION OF CHARGES AND EXPENSES

     (a) The Investment Adviser. The Investment Adviser assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall at its own expense, provide the office space, facilities, equipment and necessary personnel which it is obligated to provide under Article I hereof, and shall pay all compensation of officers of the Trust and all Trustees of the Trust who are affiliated persons of the Investment Adviser.

     (b) The Trust. The Trust assumes and shall pay or cause to be paid all
other expenses of the           Master Portfolio of the Trust including, without
limitation: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports and Registration Statements, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state and foreign laws, fees and actual out-of-pocket expenses of all Trustees of the Trust who are not affiliated persons of the Investment Adviser, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest and brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust.

                                  ARTICLE III

                     COMPENSATION OF THE INVESTMENT ADVISER

     (a) Investment Advisory Fee. For the services rendered, the facilities furnished and expenses assumed by the Investment Adviser, the Trust shall pay to the Investment Adviser at the end of each calendar month a fee at the annual
rate of 0.     of 1.0% of the average daily net assets of the           Master
Portfolio of the Trust, as determined and computed in accordance with the description of the determination of net asset value contained in the Registration Statement of the Trust. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Subject to the provisions of subsection (b) hereof, payment of the Investment Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by subsection (b) hereof. During any period when the determination of net asset value is suspended by the Board of Trustees, the average net asset value of a share for the day prior to such suspension shall for this purpose be deemed to be the net asset value each succeeding day until it is again determined.

     (b) Expense Limitations. In the event the operating expenses of the Master Portfolio of the Trust, including amounts payable to the
Investment Adviser pursuant to subsection (a) hereof, for any fiscal year ending on a date on which this Agreement is in effect exceed the expense limitations applicable to the Trust imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised, lowered or waived from time to time, the Investment Adviser shall reduce its management and investment advisory fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Trust in the amount of such excess; provided, however, to the extent permitted by law, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Trust. Whenever the expenses of the Master Portfolio of the Trust exceed a pro rata portion of the applicable annual expense limitations, the estimated amount of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the fee due to the Investment Adviser. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Adviser's fee shall be applicable.

                                   ARTICLE IV

               LIMITATION OF LIABILITY OF THE INVESTMENT ADVISER

     The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or
omission in the management of the           Master Portfolio of the Trust,
except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term "Investment Adviser" shall include any affiliates of the Investment Adviser performing services for the Trust contemplated hereby and directors, officers and employees of the Investment Adviser and such affiliates.

                                   ARTICLE V

                      ACTIVITIES OF THE INVESTMENT ADVISER

     The services of the Investment Adviser to the Trust are not to be deemed to be exclusive: the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for purposes of this Article V referred to as "affiliates") are free to render services to others. It is understood that the Board of Trustees, officers, employees and shareholders of the Trust are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees, partners, and shareholders or otherwise and that directors, officers, employees, partners, and shareholders of the Investment Adviser and its affiliates are or may become similarly interested in the Trust, and that the Investment Adviser and directors, officers, employees, partners, and shareholders of its affiliates may become interested in the Trust as shareholders or otherwise.

                                   ARTICLE VI

                   DURATION AND TERMINATION OF THIS AGREEMENT

     This Agreement shall become effective as of the date first above written and shall remain in force for a period of two years thereafter and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust, or by the
vote of a majority of the outstanding voting securities of the           Master
Portfolio of the Trust, and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding
voting securities of the           Master Portfolio of the Trust, or by the
Investment Adviser, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VII

                          AMENDMENTS OF THIS AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of the Trustees, or by the vote of a
majority of outstanding voting securities of the           Master Portfolio of
the Trust, and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE VIII

                          DEFINITIONS OF CERTAIN TERMS

     The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the

Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE IX

                                 GOVERNING LAW

     This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                          FUND ASSET MANAGEMENT MASTER
                                          TRUST

                                          By
                                          Title:

                                          FUND ASSET MANAGEMENT, L.P.

                                          By
                                          Title:

                                                                       EXHIBIT B

                            ADMINISTRATION AGREEMENT

     AGREEMENT made as of             , 2000, by and between Mercury HW Funds, a
Massachusetts business trust (the "Fund"), on behalf of its series, the Mercury
               Fund (the "Series"), and FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership (the "Administrator").

                                  WITNESSETH:

     WHEREAS, the Fund is engaged in business as an open-end diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

     WHEREAS, the Fund desires to retain the Administrator to provide management and administrative services to the Series in the manner and on the terms hereinafter set forth; and

     WHEREAS, the Administrator is willing to provide management and administrative services to the Series on the terms and conditions hereafter set forth; and

     WHEREAS, the Series is one of the "feeder" funds for and invests all of its assets in the Low Duration Master Portfolio, a series of Fund Asset Management Master Trust, which serves as the "master" portfolio and has the same investment objective and policies as the Series;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Administrator hereby agree as follows:

                                   ARTICLE I

                          DUTIES OF THE ADMINISTRATOR

     The Fund hereby employs the Administrator to act as a manager and administrator and to furnish, or arrange for affiliates to furnish, the management and administrative services described below, subject to review by and the overall control of the Board of Trustees of the Fund (the "Trustees"), for the period and on the terms and conditions set forth in this Agreement. The Administrator hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Administrator and its affiliates shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed agents of the Fund.

     Management Services. The Administrator shall perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Series including administering shareholder accounts and handling shareholder relations. The Administrator shall provide the Fund with office space, facilities, equipment and necessary personnel and such other services as the Administrator, subject to review by the Trustees, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Administrator shall also, on behalf of the Fund, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Administrator shall make reports to the Trustees of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable.

                                   ARTICLE II

                       ALLOCATION OF CHARGES AND EXPENSES

     (a) The Administrator. The Administrator assumes and shall pay, or cause its affiliate to pay, for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, facilities and necessary personnel which it is obligated to provide under Article I hereof. The Administrator shall pay, or cause its affiliate to pay, compensation of all officers of the Fund and all Trustees of the Fund who are affiliated persons of the Administrator or of an affiliate of the Administrator.

     (b) The Fund. The Fund assumes and shall pay or cause to be paid all other expenses of the Series (except for the expenses paid by the distributor of the Series' shares (the "Distributor")), including, without limitation: taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, prospectuses and statements of additional information, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state and foreign laws, fees and actual out-of-pocket expenses of Trustees who are not affiliated persons of the Administrator, or of an affiliate of the Administrator, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Series. The Distributor will pay certain of the expenses of the Fund incurred in connection with the continuous offering of shares of the Series.

                                  ARTICLE III

                       COMPENSATION OF THE ADMINISTRATOR

     Administrative Fees. For the services rendered, the facilities furnished and expenses assumed by the Administrator, the Fund shall pay to the Administrator at the end of each calendar month a fee based upon the average daily value of the net assets of the Series, as determined and computed in accordance with the description of the determination of net asset value contained in the prospectus and statement of additional information of the Series, at the annual rate of 0.25% of the average daily net assets of the Series, commencing on the day following effectiveness hereof. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Payment of the Administrator's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated above. During any period when the determination of net asset value is suspended by the Trustees, the net asset value of a share as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

                                   ARTICLE IV

                  LIMITATION OF LIABILITY OF THE ADMINISTRATOR

     The Administrator shall not be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the management and administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term "Administrator" shall include any affiliates of the Administrator performing services for the Fund contemplated hereby and partners, shareholders, directors, officers and employees of the Administrator and such affiliates.

                                   ARTICLE V

                        ACTIVITIES OF THE ADMINISTRATOR

     The services of the Administrator to the Fund are not to be deemed to be exclusive, and the Administrator and each affiliate is free to render services to others. It is understood that Trustees, officers, employees and shareholders of the Fund are or may become interested in the Administrator and its affiliates, as directors, officers, employees, partners and shareholders or otherwise, and that the Administrator and directors, officers, employees, partners and shareholders of the Administrator and its affiliates are or may become similarly interested in the Fund as shareholders or otherwise.

                                   ARTICLE VI

                   DURATION AND TERMINATION OF THIS AGREEMENT

     This Agreement shall become effective as of the date first above written and shall remain in force for two years thereafter and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Trustees of the Fund, or by the vote of a majority of the outstanding voting securities of the Series, and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities of the Series, or by the Administrator, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VII

                          AMENDMENTS OF THIS AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE VIII

                          DEFINITIONS OF CERTAIN TERMS

     The terms "vote of majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE IX

                                 GOVERNING LAW

     This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                          MERCURY HW FUNDS

                                          By:
                                          Name:
                                          Title:

                                          FUND ASSET MANAGEMENT, L.P.

                                          By:
                                          Name:
                                          Title:

                            HOTCHKIS AND WILEY FUNDS
                    TOTAL RETURN BOND FUND/LOW DURATION FUND
                      725 South Figueroa Street, Suite 4000
                          Los Angeles, California 90017

                        ---------------------------------

                                    P R O X Y


        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

        The undersigned hereby appoints _______________, _______________ and _______________ as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of beneficial interest of the listed fund held of record by the undersigned on July ___, 2000 at the Special Meeting of Shareholders to be held on September 11, 2000 or any adjournment thereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4, 5 AND 6.

        By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

        PLEASE SIGN EXACTLY AS NAME APPEARS ON THE REVERSE SIDE. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSONS.

            CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE

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MERRILL LYNCH ASSET MANAGEMENT
4800 DEER LAKE DRIVE EAST
JACKSONVILLE, FLORIDA  32246-6484

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                      SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                      TO VOTE BY TELEPHONE

                      1) Read the Proxy Statement and have the proxy card below at hand.

                      2)     Call 1-800-690-6903.

                      3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                      TO VOTE BY INTERNET




(Proxy Card 2)
                      1) Read the Proxy Statement and have the proxy card below at hand.

                      2)     Call 1-800-690-6903.

                      3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                              KEEP THIS PORTION FOR YOUR RECORDS
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                                             DETACH AND RETURN THIS PORTION ONLY
                     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
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VOTE ON PROPOSALS

1. To approve the transfer of all or substantially all of the Fund's assets to a "master" fund in a "master/feeder" structure.

                           FOR        AGAINST      ABSTAIN
                           [ ]          [ ]          [ ]


2. To approve the proposed investment advisory and administration agreements.

                           FOR        AGAINST      ABSTAIN
                           [ ]          [ ]          [ ]


3. To approve an amendment of the Fund's restrictions on investing in securities of a single issuer and securities of issuers in a single industry.

                           FOR        AGAINST      ABSTAIN
                           [ ]          [ ]          [ ]


4. To approve an amendment of the Fund's restrictions on investing in the voting securities of a single issuer.

                           FOR        AGAINST      ABSTAIN
                           [ ]          [ ]          [ ]


5. To approve an amendment of the Fund's restriction relating to acting as an underwriter.

                           FOR        AGAINST      ABSTAIN
                           [ ]          [ ]          [ ]


6. To approve an amendment of the Fund's restriction relating to making investments for the purpose of exercising control or management.

                           FOR        AGAINST      ABSTAIN
                           [ ]          [ ]          [ ]


To transact such other business as may properly come before the Meeting or any adjournment thereof.

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Signature [PLEASE SIGN WITHIN BOX]   Date        Signature (Joint Owners)   DATE